UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 August 19, 2013
 (Date of earliest event reported)

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 19, 2013, Home Properties, L.P. (“Home Properties”) entered into an amendment (“First Amendment”) to its Amended and Restated Credit Agreement dated December 9, 2011 (the “Credit Agreement”).  The First Amendment increased Home Properties’ revolving credit facility from $275,000,000 to $450,000,000.  In addition, the term of the revolving credit facility was extended from December 8, 2015 to August 18, 2017.  There continues to be a one year extension at Home Properties’ option, subject to the satisfaction of certain conditions, and a sub-limit of $20,000,000 for issuance of letters of credit.  On August 19, 2013, letters of credit for $5,318,746 were outstanding on August 19, 2013 and $39,500,000 was outstanding under the revolving credit facility.

The Credit Agreement also provided for a $250,000,000 term loan which originally matured on December 8, 2016.  Pursuant to the First Amendment, the maturity date of the term loan was extended to August 18, 2018.  As of August 19, 2013, the full amount of the term loan was outstanding.

No other changes were made to the terms of the revolving credit facility or the term loan.  Outstanding amounts bear interest at a variable rate based on, at Home Properties’ option, a base rate or LIBOR, plus a spread based on Home Properties’ leverage ratio.  For base rate loans, the spread increases 0% to 0.25% as the leverage ratio increases.  For LIBOR loans, the spread increases from 1.0% to 2.0%.  In addition, Home Properties continues to pay a facility fee on the revolving credit loan ranging from 0.175% to 0.400% per annum, also based on leverage levels. Based on Home Properties’ current borrowing election and leverage ratio, the LIBOR margin is 1.15% and the annual facility fee is 0.175%.  Home Properties has entered into interest rate swap agreements that effectively convert the variable LIBOR portion of the term loan to a fixed rate of 0.685% plus the applicable margin through the original term of December 8, 2016.

Repayment of both loans continues to be guaranteed by Home Properties, Inc. and certain of the Home Properties’ subsidiaries.

Manufacturers and Traders Trust Company and U.S. Bank National Association are the Joint Lead Arrangers and Joint Bookrunners.  Manufacturers and Traders Trust Company will continue to act as Administrative Agent.  There are nine additional lenders:  RBS Citizens, N.A., Bank of America, N.A., Capital One, N.A., PNC Bank, N.A., JPMorgan Chase Bank, N.A., Royal Bank of Canada, Wells Fargo Bank National Association, Branch Banking and Trust Company and First Niagara Bank, N.A.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 19, 2013, Home Properties entered into the First Amendment, the terms and conditions of which are described in Item 1.01 of this Form 8-K, which by this reference is incorporated herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit 10.1                      Amendment Number One to Amended and Restated Credit Agreement including Reaffirmation of Obligations

Exhibit 10.2                      Amended and Restated Credit Agreement*

Exhibit 10.3                      Amended and Restated Guaranty*

*Incorporated by reference to a Report on Form 8-K filed by Home Properties, Inc. on December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:           August 22, 2013

By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer

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